SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   April 6, 1998
                                                --------------------------------


                       Pilgrim America Capital Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-19799                 86-0670679
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)



           40 North Central Avenue, Suite 1250, Phoenix, Arizona 85004
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code   (602) 417-8100
                                                   -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 1.       Changes in Control of Registrant.

              N/A

Item 2.       Acquisition or Disposition of Assets.

              N/A

Item 3.       Bankruptcy or Receivership.

              N/A

Item 4.       Changes in Registrant's Certifying Accountants.

              N/A

Item 5.       Other Events.

              On April 7, 1998, Pilgrim America Capital Corporation (the "Company") announced that its Board of Directors had approved a 3-for-2 stock split to be effected in the form of 50% stock dividend (the "Dividend"). The Dividend will be paid to holders of record of the Company's common stock on April 20, 1998 (the "Record Date"). Pursuant to the Dividend, holders of the Company's common stock will receive one additional share of common stock for each two shares of common stock held on the Record Date. No fractional shares will be issued in connection with the Dividend, and holders of any fractional shares resulting from the Dividend will be paid cash based upon the closing price of the Company's common stock on the Nasdaq Stock Market on the Record Date. Effective on the close of the Nasdaq Stock Market on April 30 1998, the payment date, the Company will have approximately 5,743,845 shares of its common stock outstanding as a result of the Dividend.

              The Company has filed an application for inclusion of the common stock Dividend shares for trading on the Nasdaq National Market System.

              Appropriate adjustments will be made to all of the Company's outstanding options and warrants, including options granted pursuant to the terms of the Company's various incentive stock option plans.

Item 6.       Resignation of Registrant's Directors.

              N/A

Item 7.       Financial Statements and Exhibits.

         (a)      Financial Statements.
                  ---------------------

                  N/A

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  N/A

         (c)      Exhibits.
                  ---------

                  (1)  Press  Release  dated  April  8,  1998,  relating  to the
Dividend.

Item 8.       Change in Fiscal Year.

              N/A


Item 9.       Sales of Equity Securities Pursuant to Regulation S.

              N/A







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PILGRIM AMERICA CAPITAL CORPORATION



Date  April 13, 1998                 By /s/ Robert W. Stallings
     ---------------------             -----------------------------------------
                                       Its  Chairman and Chief Executive Officer
                                       3